UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

ALECTOR, INC.

(Name of Registrant as Specified In Its Charter)

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Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for  the  Stockholder  Meeting  of    ALECTOR,  INC.    To  Be  Held  On:  May  11,  2020  Meeting  live  via  the  Internet  -please  visit  https://web.lumiagm.com/209804434  password:  alector2020  (cap  sensitive)    COMPANY  NUMBER  ACCOUNT  NUMBER  CONTROL  NUMBER    This  communication  presents  only  an  overview  of  the  more  complete  proxy  materials  that  are  available  to  you  on  the  Internet.  We    encourage  you  to  access  and  review  all  of  the  important  information  contained  in  the  proxy  materials  before  voting.  If  you  want  to  receive  a  paper  or  e-mail  copy  of  the  proxy  materials  you  must  request  one.  There  is  no  charge  to  you  for  requesting  a  copy.  To  facilitate  timely  delivery  please  make  the  request  as  instructed  below  before  April  30,  2020.    Please  visit  http://www.astproxyportal.com/ast/22640,  where  the  following  materials  are  available  for  view:    • Notice  of  Annual  Meeting  of  Stockholders  • Proxy  Statement  •  Proxy  Card  •  Annual  Report  on  Form  10-K  TO  OBTAIN  TELEPHONE:  888-Proxy-NA  (888-776-9962)  or  718-921-8562  (for  international  callers)  PROXY  MATERIALS:  E-MAIL:  info@astfinancial.com  WEBSITE:  https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials  TO  VOTE:     ONLINE:  To  access  your  online  proxy  card,  please  visit  www.voteproxy.com  and  follow  the  on-screen  instructions  or  scan  the  QR  code  with  your  smartphone.  You  may  enter  your  voting  instructions  at  www.voteproxy.com  up  until  11:59  PM  Eastern  Time  the  day  before  the  meeting  date.    DURING  THE  MEETING:  The  company  will  be  hosting  the  meeting  live  via  the  Internet  this  year.  To  attend  the  meeting  via  the  Internet  please  visit  https://web.lumiagm.com/209804434  password:  alector2020  (cap  sensitive)  and  be  sure  to  have  available  the  control  number.    MAIL:  You  may  request  a  proxy  card  by  following  the  instructions  above.    2.  Ratification  of  the  appointment  of  Ernst  &  Young,  LLP  as  our  independent  registered  public  accounting  firm  for  our  fiscal  year  ending  December  31,  2020.  1.  ELECTION  OF  DIRECTORS:  NOMINEES:    Terry  McGuire  Kristine  Yaffe,  M.D.    THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  “FOR”  THE  NOMINEES  LISTED  IN  PROPOSAL  1,  AND  “FOR”  PROPOSAL  2.    Please  note  that  you  cannot  use  this  notice  to  vote  by  mail.